UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

COLE CREDIT PROPERTY TRUST IV, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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COLE CREDIT PROPERTY TRUST IV, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
April 30, 2019
Dear Stockholder:
You are cordially invited to attend our 2019 Annual Meeting of Stockholders to be held on Wednesday, June 26, 2019, at 10:00 A.M. (local time) at The Camby Hotel located at 2401 East Camelback Road, Phoenix, Arizona 85016.
The matters expected to be acted upon at the meeting are described in the following Notice of 2019 Annual Meeting of Stockholders and Proxy Statement, and include the election of six directors, three proposals to amend and restate our charter, and the ratification of the appointment of our independent registered public accounting firm.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust IV, Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.

Sincerely,

Richard S. Ressler
Chairman of the Board, Chief Executive Officer and President

COLE CREDIT PROPERTY TRUST IV, INC.
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2019

To Cole Credit Property Trust IV, Inc. Stockholders:
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, June 26, 2019, at 10:00 A.M. (local time) at The Camby Hotel located at 2401 East Camelback Road, Phoenix, Arizona 85016. The purpose of the meeting is to consider and vote upon:

1.	The election of six directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	Three proposals to amend and restate our Articles of Amendment and Restatement, as amended (our “charter”).

3.	The ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on April 5, 2019 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2019 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting, if necessary.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 26, 2019.
THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://www.proxyvote.com.
You may obtain directions to attend the 2019 Annual Meeting of Stockholders of the Company by calling (866) 907-2653.
All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors
Michael J. Komenda
Secretary
Phoenix, Arizona
April 30, 2019

PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST IV, INC.
2398 East Camelback Road, 4th Floor
Phoenix, Arizona 85016
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2019 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q: Why did you send me this proxy statement?
A: Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2019 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2018 annual report to stockholders are being mailed to you on or about May 6, 2019.
Q: What is a proxy?
A: A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief financial officer and treasurer or our secretary to vote your shares of common stock at the annual meeting as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR all of the director nominees, FOR each of the three proposals to amend and restate our charter, and FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q: When is the annual meeting and where will it be held?

A: The annual meeting will be held on Wednesday, June 26, 2019, at 10:00 A.M. (local time) at The Camby Hotel located at 2401 East Camelback Road, Phoenix, Arizona 85016.

Q: How many shares of common stock can vote?

A: As of the close of business on the record date of April 5, 2019, there were 312,160,120 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on April 5, 2019 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q: What is a “quorum”?

A: A “quorum” consists of the presence in person or by proxy of stockholders holding at least 50% of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q: What may I vote on?

A: You may vote on (i) the election of nominees to serve on our board of directors; (ii) the three proposals to amend and restate our charter; (iii) the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iv) any other proposal properly presented for a vote at the annual meeting.

Q: How does the board of directors recommend I vote on the proposals?

A: The board of directors recommends a vote “FOR” all of the nominees for election as director who are named as such in this proxy statement, “FOR” each of the three proposals to amend and restate our charter, and “FOR” ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q: Why is the board of directors seeking to amend and restate the charter?

A: A charter amendment and restatement is desirable in connection with our intention to reposition our portfolio into commercial real estate debt and other credit investments in addition to net-leased properties, which we presently anticipate will take approximately 12-24 months. We are seeking additional changes to our charter in order to facilitate a potential listing of our common stock on a national securities exchange following the successful repositioning of our portfolio. Our charter currently includes certain provisions required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the “NASAA REIT Guidelines”), which apply to real estate investment trusts (“REITs”) with shares that are publicly registered with the SEC but not listed on an exchange. It is no longer necessary for our charter to include these provisions from the NASAA REIT Guidelines because we are no longer raising capital from new investors. Further, the provisions required by the NASAA REIT Guidelines: a) are not typically included in the charters of exchange-traded REITs and other companies, including our competitors; b) impose standards not otherwise required under Maryland law; and c) could delay or prevent us from pursuing other strategic opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.

In addition to removing those NASAA REIT Guidelines provisions from our charter that will no longer be necessary upon our listing, we are seeking to update our charter in other respects to enable us to adopt an amended advisory agreement with our advisor with terms consistent with those of publicly listed mortgage REITs, which would better align stockholder and advisor interests and reduce our costs relative to the status quo, and to reflect recent developments in public company governance and more closely reflect listed company standards.

Q:	If fewer than all of the proposals to amend our charter are approved, what will happen?

A:
If fewer than all of the proposed amendments to our charter are approved, the charter will not be amended or restated and we will continue to be governed by the charter as currently in effect. We believe that these amendments work together to better enable us to reposition our portfolio into commercial real estate debt and other credit investments in addition to net-leased properties, and to facilitate a potential listing of our common stock on a national securities exchange following the successful repositioning of our portfolio.

Q: Who is entitled to vote?

A: Anyone who owned our common stock at the close of business on April 5, 2019, the record date, is entitled to vote at the annual meeting.

Q: How do I vote?

A: You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR all of the nominees for director; (ii) “FOR” each of the three proposals to amend and restate our charter; (iii) FOR the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iv) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q: What vote is required to approve each proposal?

A: The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the annual meeting at which a quorum is present is required for the election of each director nominee. Abstentions and broker non-votes will have the same effect as votes cast against each director nominee.

The approval of each of the three proposals to amend and restate our charter requires the affirmative vote of at least a majority of all votes entitled to be cast with respect to each such proposal. Abstentions and broker non-votes will have the same effect as votes cast against such proposals, with each class of shares voting together as a single class.

The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum is present is required for ratifying the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Q: Will my vote make a difference?

A: Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES. Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q: What if I return my proxy card and then change my mind?

A: You have the right to revoke your proxy at any time before the vote by:

1.	notifying Michael J. Komenda, our secretary, in writing at our offices located at 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016;

2.	attending the meeting and voting in person; or

3.
returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the annual meeting other than the election of directors, the three proposals to amend and restate our charter, and the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, if any other business is properly presented at the annual meeting, your proxy gives authority to either official designated proxy to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q: Who pays the cost of this proxy solicitation?

A: The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to mailing proxy solicitation material, our directors and officers, and employees of our sponsor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of our sponsor for such services. We have retained Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $380,000.

Q: If I plan to attend the annual meeting in person, should I notify anyone?

A: While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at (866) 907-2653 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q: Whom should I call if I have any questions?

A: If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way, Edgewood, New York 11717
Call toll free: (800) 690-6903

PROPOSAL 1
ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all six members of our board of directors. Those persons elected will serve as directors until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for election as directors:
•Richard S. Ressler
•T. Patrick Duncan
•Alicia K. Harrison
•Lawrence S. Jones
•W. Brian Kretzmer
•Avraham Shemesh

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a director, except that such nominees have agreed to serve as our directors if elected.
If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR” a nominee will be considered a vote in favor of such nominee for election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “AGAINST” a nominee will be considered a vote against such nominee for election as director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS

INFORMATION ABOUT DIRECTORS AND OFFICERS
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.  Our board of directors consists of six directors, four of whom are independent directors. Our board of directors has formed three committees: the audit committee; the valuation, compensation and affiliate transactions committee; and the nominating and corporate governance committee.
Director Nominees
Our board of directors has nominated each of the following individuals for election as a director to serve until our 2020 Annual Meeting of Stockholders and until his or her successor is elected and qualifies. Each nominee currently is a director of the Company, and Messrs. Duncan, Jones and Kretzmer and Ms. Harrison are independent directors.

Name	Age *	Position(s)
Richard S. Ressler	60	Chairman of the Board, Chief Executive Officer and President
T. Patrick Duncan	70	Independent Director
Alicia K. Harrison	59	Independent Director
Lawrence S. Jones	72	Independent Director
W. Brian Kretzmer	66	Independent Director
Avraham Shemesh	57	Director
___________________
* As of April 30, 2019.

Richard S. Ressler has served as our chief executive officer, president and a director since February 2018, and as the chairman of our board of directors and a member of the nominating and corporate governance committee since August 2018. Mr. Ressler also has served as vice president of Cole REIT Management IV, LLC (“CCPT IV Management”), our advisor, since February 2018. In addition, Mr. Ressler serves in the following positions for CCO Group, LLC and its affiliates (collectively, “CCO Group”) and certain other programs sponsored by CCO Group:

Entity	Position(s)	Dates
Cole Office & Industrial REIT (CCIT III) Inc. (“CCIT III”) and CIM Income NAV, Inc. (f/k/a Cole Real Estate Income Strategy (Daily NAV), Inc.) (“CIM Income NAV”)	Chief executive officer, president and director Chairman of the board	February 2018 – Present August 2018 – Present
Cole Credit Property Trust V, Inc. (“CCPT V”) and Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”)	Director	January 2018 – Present
Cole Corporate Income Management II, LLC (“CCI II Management”); Cole Corporate Income Management III, LLC (“CCI III Management”); Cole REIT Management V, LLC (“CCPT V Management”); CIM Income NAV Management (f/k/a Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC) (“CIM Income NAV Management”); CREI Advisors, LLC (“CREI Advisors”); and CCO Group, LLC
	Vice president	February 2018 – Present

Mr. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital”), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (“CIM”), a vertically-integrated owner and operator of real assets, and the indirect parent of our sponsor, advisor, dealer manager and property manager; Orchard First Source Asset Management (together with its controlled affiliates, “OFSAM”), a full-service provider of capital and leveraged finance solutions to U.S. corporations; and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ: JCOM), director of Presbia PLC (NASDAQ: LENS), and chairman of CIM Commercial Trust Corporation (NASDAQ: CMCT) (“CMCT”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since March 2014. Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, credit, allocation and asset management committees. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE: VGR) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler was selected to serve as a director because of his extensive real estate, business management and finance experience and expertise, in addition to his leadership roles at several public companies, all of which are expected to bring valuable insight to the board of directors.
T. Patrick Duncan has served as an independent director and a member of our audit committee since September 2015, and as a member of our nomination and corporate governance committee and chairman of our valuation, compensation and affiliate transactions committee since August 2018. He previously served as the non-executive chairman of the board of directors from November 2015 until August 2018. Mr. Duncan also served as a member of the board of directors of CIM Income NAV from August 2013 until September 2015. For 27 years, Mr. Duncan served in various roles at USAA Real Estate Company, a private real estate investment company, most recently as its chief executive officer from January 2005 until he retired in May 2013. Mr. Duncan also served as vice chairman of the board of directors of USAA Real Estate Company and as a director of United Lender Services, a USAA company, from his retirement in May 2013 until December 2015. Prior to serving as chief executive officer, Mr. Duncan held the position of senior vice president, real estate operations with USAA Real Estate, with responsibilities that included the direction of all acquisitions, sales, co-investments, build-to-suits, land development capital markets, management and leasing of real estate. Before joining USAA Real Estate in 1986, Mr. Duncan was with Trammell Crow Company in Dallas, Texas with responsibilities as a financial partner of the firm and prior to that, Mr. Duncan was a manager with Deloitte. Mr. Duncan previously served on the boards of Meridian Industrial Trust, a former New York Stock Exchange-listed REIT, from 1994 to 1998, American Industrial Properties REIT, a former New York Stock Exchange-listed REIT, from 1996 to 2001, and Square Mile Capital Management, LLC, a diversified real estate investment firm, from 2012 to 2014. Mr. Duncan currently serves on the board of the Texas Research and Technology Foundation. Mr. Duncan received a degree from the University of Arizona and is a Certified Public Accountant, Certified Commercial Investment Member, and holds a Texas Real Estate Broker’s License. Mr. Duncan was selected to serve as a director because of his extensive experience as a real estate industry executive with executive investment, capital markets and financial expertise, all of which are expected to bring valuable insight to the board of directors.
Alicia K. Harrison has served as an independent director since June 2016, and as a member of our valuation, compensation and affiliate transactions committee and as chairperson of our nominating and corporate governance committee since August 2018. Previously, Ms. Harrison worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as executive vice president in Commercial Banking.  Her responsibilities at Wells Fargo included positions as area manager and group head for Southwest Regional Commercial Banking Office, manager of the Real Estate Department and integration team member for the Government and Institutional Banking Group, integrating the employees and clients of Wachovia Corporation following its acquisition by Wells Fargo in 2008.  Prior to joining Wells Fargo, Ms. Harrison began her banking career in Houston with a predecessor bank of JPMorgan Chase & Co. (MBank) as a banker in the Energy Division after completing the Commercial Training program.  Ms. Harrison has served on the board of directors and the audit and capital committees of Ryan Companies US, Inc., a national commercial real estate development, design and management company, since May 2012.  Ms. Harrison is a Life Member of the Arizona State University Sun Angel Foundation, and previously served as a trustee of the Sun Angel Foundation and on the boards of directors of the Fresh Start Women’s Foundation, the Greater Phoenix Economic Council, the Phoenix Art Museum, the Arizona Chapter of the American Red Cross, the Arizona Business Leadership Association and the Arizona Science Center.  Ms. Harrison received a B.S. degree in Finance from Arizona State University and has completed postgraduate courses with the London School of Economics, City of London University Banking and the University of Southern California’s London Graduate School Program.  Ms. Harrison was selected to serve as a director because of her financial services, investment management and real estate experience, all of which are expected to bring valuable insight to our board of directors.
Lawrence S. Jones has served as an independent director and as the chairman of our audit committee since March 2012, and as a member of our valuation, compensation and affiliate transactions committee since August 2018. Mr. Jones served as the managing director of Encore Enterprises, Inc. – Equity Funds, a real estate development company, from August 2008 to April 2010. Previously, he served as a senior audit partner with PricewaterhouseCoopers LLP from September 1999 to July 2007, where he was the financial services industry leader for the Dallas and Houston markets from September 1999 to July 2006, and the firm’s representative to the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) from 1999 to 2007. Prior to joining PricewaterhouseCoopers LLP, Mr. Jones served from March 1998 to June 1999 as executive vice president and treasurer of Wyndham International, Inc., an upscale and luxury hotel operating company. Mr. Jones began his career in 1972 at Coopers & Lybrand, a predecessor of PricewaterhouseCoopers LLP, and served as the partner in charge of Coopers & Lybrand’s national REIT practice from 1992 until March 1998. From July 1982 to June 1984, Mr. Jones served as a professional accounting fellow with the Office of the Chief Accountant of the SEC in Washington, D.C. Mr. Jones has previously served as a director of the Dallas Arts District Alliance and is currently a member of the Dallas Park and Recreation Board, the National Association of Corporate Directors, NAREIT, the Urban Land Institute (ULI) and the American Institute of Certified Public Accountants. Mr. Jones is a past-president of the Haas School of Business Alumni Association (University of California at Berkeley). He served as an independent director of Moody National REIT I, Inc. from March 2010 to February 2012. Mr. Jones received a B.A. degree in Economics and Corporate Finance from the University of California at Berkeley and a Master’s Degree in Corporate Finance from the UCLA Anderson School of Management. Mr. Jones was selected to serve as a director of our company because of his extensive experience as a certified public accountant and as a real estate industry executive, with strong leadership, management and technical skills, all of which are expected to bring valuable insight to our board of directors.
W. Brian Kretzmer has served as an independent director of our company since February 2018, and as a member of our audit committee and our valuation, compensation and affiliate transactions committee since August 2018. In addition, Mr. Kretzmer serves in the following positions for certain other programs sponsored by CCO Group:

Entity	Position(s)	Dates
CCIT III and CIM Income NAV	Independent director	February 2018 – Present

Mr. Kretzmer currently operates his own consultancy practice and is an investor in several private firms where he serves in multiple capacities. From 1999 to 2006, Mr. Kretzmer was Chief Executive Officer of MAI Systems Corporation (which operated principally through its subsidiary Hotel Information Systems), a provider of enterprise management solutions for lodging organizations. He also served as Chief Financial Officer of MAI Systems Corporation from 1993 to 1996 and 1999 to 2000. Mr. Kretzmer is a thirty-year veteran in technology industries. Mr. Kretzmer has also served as a director of j2 Global, Inc. since July 2007. Mr. Kretzmer holds a B.A. from Montclair State University and an M.B.A. from Farleigh Dickinson University. Mr. Kretzmer was selected to serve as a director because of his extensive operational and financial perspective and accounting expertise, in addition to his leadership roles at MAI Systems Corporation, all of which are expected to bring valuable insight to the board of directors.

Avraham Shemesh has served as a director since March 2019. Mr. Shemesh has also served as president and treasurer of CCPT IV Management since February 2018. In addition, Mr. Shemesh serves in the following positions for CCO Group and certain other programs sponsored by CCO Group:

Entity	Position(s)	Dates
CCIT II	Chief executive officer, president and director Chairman of the board	February 2018 – Present August 2018 – Present
CCPT V	Chief executive officer and president Director Chairman of the board	February 2018 – Present March 2018 – Present August 2018 – Present
CIM Income NAV and CCIT III	Director	January 2019 – Present
CCPT V Management; CCI II Management; CCI III Management; CIM Income NAV Management; CCO Group, LLC; and CREI Advisors	President and treasurer	February 2018 – Present
Mr. Shemesh is a Co-Founder and Principal of CIM, with more than 25 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, Mr. Shemesh has been instrumental in building the firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Assets Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms. Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication Since March 2014, Mr. Shemesh also has served as a director of CMCT, a real estate investment trust that acquires, owns and operates office investments and is operated by affiliates of CIM. Prior to CIM, Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a wide variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh was selected to serve as a director because of his significant experience with the real estate acquisition process and strategic planning as a result of his experience with CIM, including as Co-Founder thereof, as well as his leadership roles at CIM and CMCT.

Board Meetings and Annual Stockholder Meeting
The board of directors held four meetings during the fiscal year ended December 31, 2018. Each director attended all of his or her board and committee meetings during the fiscal year ended December 31, 2018. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. A majority of our directors serving at the time of our 2018 Annual Meeting of Stockholders attended our 2018 Annual Meeting of Stockholders either in person or by telephone.
Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. Consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent,” after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Jones, Duncan and Kretzmer and Ms. Harrison, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, is attached hereto as Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.

Board Committees
The board of directors has established a committee structure that includes an audit committee, a valuation, compensation and affiliate transactions committee and a nominating and corporate governance committee. The audit committee and valuation, compensation and affiliate transactions committee are each comprised solely of independent directors.
Audit Committee
The audit committee is comprised of Mr. Jones, Mr. Duncan and Mr. Kretzmer, all of whom are independent directors. Mr. Jones serves as the chairman of the audit committee. The audit committee reports regularly to the full board. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our sponsor’s website at www.cimgroup.com/strategies/individual/managed-reit-corporate-governance by clicking on “CCPT IV.”
Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Jones and Mr. Kretzmer satisfy the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Jones and Mr. Kretzmer as our audit committee financial experts. The audit committee met four times during 2018.
Valuation, Compensation and Affiliate Transactions Committee
Our board of directors established a valuation committee in May 2016, which was reconstituted with the approval of our board of directors in August 2018 as the valuation, compensation and affiliate transactions committee. It is comprised solely of our independent directors, Messrs. Duncan, Jones and Kretzmer and Ms. Harrison. Mr. Duncan serves as the chairman of the committee. The committee met three times during 2018. Our board of directors has adopted a charter for the valuation, compensation and affiliate transactions committee that sets forth its specific functions and responsibilities. The charter of the valuation, compensation and affiliate transactions committee is available on our sponsor’s website at www.cimgroup.com/strategies/individual/managed-reit-corporate-governance by clicking on “CCPT IV.”
The primary purposes of the committee are to: (1) assist the board in satisfying its obligations to determine and provide the fair value of assets of the Company and the determination of the net asset value (“NAV”) per share of the common stock of the Company to comply with all applicable SEC, state and Financial Industry Regulatory Authority (“FINRA”) requirements; (2) oversee the Company’s compensation programs, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and to administer any such plans or programs as required by the terms thereof; (3) perform an annual or more frequent review of the advisory agreement between the Company and its advisor, CCPT IV Management, and/or its affiliates, and any amendments thereto, and review the performance of CCPT IV Management and determine whether compensation paid to it is reasonable in relation to the nature and quality of services performed and the investment performance of the Company, and that the provisions of the advisory agreement are being carried out by the advisor; (4) consider for approval any other agreements and transactions between the Company and/or its subsidiaries on the one hand and any of (i) the advisor, (ii) CIM and/or its subsidiaries, and (iii) a director or officer of the Company, or (iv) an affiliate of the foregoing, on the other hand; and (5) consider the approval of all other matters required to be approved by the independent directors. Notwithstanding the scope of the committee’s responsibilities under the charter with respect to compensation matters, our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not pay any compensation directly to our executive officers or non-independent directors.

Nominating and Corporate Governance Committee
The nominating and corporate governance committee was established by our board of directors in August 2018. The committee consists of three directors, Ms. Harrison and Messrs. Duncan and Ressler. Ms. Harrison serves as the chairperson of the committee. The primary purposes of the nominating and corporate governance committee are to: (1) at the request of the board of directors, review and make recommendations to the board of directors regarding the size, structure and composition of the board of directors and its committees; (2) establish criteria for the selection of directors to serve on the board; (3) identify and evaluate individuals believed to be qualified to become board members, including persons suggested by the Company’s stockholders or others on a substantially similar basis as it considers other nominees, and conduct appropriate inquiries into the independence, background and qualifications of such possible candidates, including all applicable requirements contained in the Company’s charter; (4) recommend prospective candidates to the board for nomination by the board at each annual meeting of the stockholders or any special meeting of the stockholders at which directors are to be elected, and for any vacancies or newly created directorships on the board of directors; (5) make recommendations to the board of directors regarding members to serve on committees of the board of directors, taking into account the experience and expertise of each individual director; (6) review on an annual basis the Company’s codes of ethics for independent directors and the principal executive officer and senior financial officers, respectively, as well as such other governance documents and policies that may be adopted by the Company from time to time; and (7) advise and make recommendations to the board of directors on corporate governance and all matters pertaining to the role of the board of directors and the practices and the performance of its directors.
Our board of directors has adopted a charter for the nominating and corporate governance committee that sets forth its specific functions and responsibilities. The charter of the nominating and corporate governance committee is available on our sponsor’s website at www.cimgroup.com/strategies/individual/managed-reit-corporate-governance by clicking on “CCPT IV.”
Given the date of the establishment of the nominating and corporate governance committee, the committee did not meet in 2018. Prior to the establishment of the nominating and corporate governance committee, the functions of the committee were carried out by the full board of directors.
The nominating and corporate governance committee and the board of directors annually review the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations included the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.
Historically, our board of directors has solicited candidate recommendations from its own members and management of the Company. The Company has not employed and does not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our nominating and corporate governance committee and board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the time frame required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our nominating and corporate governance committee and board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the nominating and corporate governance committee and the board of directors are guided by the principles that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our nominating and corporate governance committee and board of directors may also consider an assessment of its diversity, including factors such as, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Board of Directors of Cole Credit Property Trust IV, Inc., c/o Corporate Secretary, 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
The chairman of the board of directors will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received.
Board Leadership Structure
Our board of directors has the authority to select the leadership structure it considers appropriate, considering many factors including the specific needs of our business and what is in the best interests of our stockholders. In 2018, our board of directors completed a review of the Company’s corporate governance practices, including the corporate governance practices of its peers in the industry. In August 2018, the board of directors implemented certain changes, including naming Richard S. Ressler, who is also our chief executive officer and president, as our chairman of the board, and creating two new committees: the valuation, compensation and affiliate transactions committee, of which Mr. Duncan, our former chairman of the board, is the chairman; and the nominating, corporate governance and affiliate transactions committee, of which Ms. Harrison is the chairperson. The board of directors believes these changes will allow the Company to better leverage the experience and expertise of Mr. Ressler with respect to setting the investment strategy of the Company, while retaining the experience and oversight of Mr. Duncan as chairman of the valuation, compensation and affiliate transactions committee, which consists only of all of the independent directors and considers matters for which the oversight of our independent directors is key, including matters relating to the valuation of the Company’s common stock, review of the performance and fees paid to the advisor, and consideration of the renewal of the Company’s advisor on an annual basis. The board of directors believes that the current board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company. With the assistance of the nominating and corporate governance committee, the board of directors will continue to monitor the corporate governance practices of the company, including the leadership structure of its board of directors.

In addition, although we do not have a lead independent director, in light of the function and make-up of the valuation, compensation and affiliate transactions committee, and for the reasons further set forth below, the board of directors believes that its current corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of and communication with our executive officers, as well as the officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•
A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee and the valuation, compensation and affiliate transactions committee are comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•
Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight
The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.
The board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.
In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. In addition, we have adopted policies and procedures with respect to complaints related to accounting, internal accounting controls or auditing matters, which enables anonymous and confidential submission of complaints that the audit committee shall discuss with management. Further, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Business Conduct and Ethics”) that is applicable to our principal executive officer, principal financial officer and principal accounting officer. The policy may be located on our sponsor’s website at www.cimgroup.com/strategies/individual/managed-reit-corporate-governance by clicking on “CCPT IV.”
If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our sponsor’s website as necessary.
Compensation of Directors
Summary
Directors who are also officers or employees of the Company, our advisor or their affiliates (Messrs. Ressler and Shemesh) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Prior to October 2018, we paid to each of our independent directors a retainer of $75,000 per year, plus an additional retainer of $10,000 to the chairman of the audit committee and $15,000 to the non-executive chairman of the board of directors. We also paid $2,000 for each meeting of our board of directors or committee thereof that the director attended in person ($2,500 for the attendance in person by the chairperson of the audit committee at each meeting of the audit committee), $1,500 for each meeting the director attended by telephone and $500 per unanimous written consent reviewed and to which the director responds via electronic submission or other applicable submission. In the event that there was a meeting of the board of directors and one or more committees thereof in a single day, the fees paid to each director were limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee if there was a meeting of such committee).
Beginning in October 2018, each independent director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual board membership retainer of $90,000; and

•	an additional annual retainer for each committee on which a director serves equal to $25,000 for the committee chair and $15,000 for other members of the committee.

Each director’s aggregate annual board compensation will be paid 75% in cash (in four quarterly installments) and 25% will be paid in the form of an annual grant of restricted shares of common stock based on the then-current per share NAV at the time of grant pursuant to the Cole Credit Property Trust IV, Inc. 2018 Equity Incentive Plan (the “Equity Plan”), as further described below. Restricted stock grants issued pursuant to the Equity Plan will generally vest one year from the date of the grant. In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
T. Patrick Duncan	$106,500	$36,250	$—	$—	$142,750
Alicia K. Harrison	$88,000	$32,500	$—	$—	$120,500
Lawrence S. Jones	$102,500	$32,500	$—	$—	$135,000
W. Brian Kretzmer(1)	$54,792	$30,000	$—	$—	$84,792
Richard S. Ressler(1)	$—	$—	$—	$—	$—
Thomas W. Roberts(1)	$—	$—	$—	$—	$—
Glenn J. Rufrano(1)	$—	$—	$—	$—	$—
Avraham Shemesh(2)	$—	$—	$—	$—	$—
___________________
(1) Effective February 1, 2018, Mr. Rufrano and Mr. Roberts resigned, and Mr. Kretzmer and Mr. Ressler were appointed, as members of our board of directors. Messrs. Rufrano and Roberts were not independent directors and were not compensated for their service on the board of directors.
(2) Mr. Shemesh was appointed as a member of the board of directors on March 20, 2019. Mr. Shemesh is not an independent director and is not compensated for his service on the board of directors.
(3) Represents the grant date fair value of the restricted shares of common stock issued pursuant to the Equity Plan, for purposes of ASC Topic 718, Compensation—Stock Compensation. Each of the independent directors received a grant of restricted shares of common stock on October 1, 2018, which shares will vest one year from the date of grant. The grant date fair value of the restricted shares is based on the per share estimated NAV of the common stock on October 1, 2018, which was $9.37.

Long Term Incentive Plan Awards to Independent Directors
In August 2018, in connection with the approval and implementation of a revised compensation structure of our independent directors, the board of directors approved the Equity Plan, under which 400,000 of the Company’s common shares were reserved for issuance and share awards of 386,000 are available for future grant at December 31, 2018. Under the Equity Plan, the board of directors or a committee designated by the board of directors has the authority to grant restricted stock awards or deferred stock awards to non-employee directors of the Company. The board of directors or committee also has the authority to determine the terms of any award granted pursuant to the Equity Plan, including vesting schedules, restrictions and acceleration of any restrictions. The purpose of the Equity Plan is to help the Company: (1) align the interests of the non-employee directors compensated under the Equity Plan with the Company’s stockholders; and (2) to promote ownership of the Company’s equity. Pursuant to the Equity Plan, we may award restricted stock or deferred stock units.
On October 1, 2018, the Company granted awards of approximately 3,500 restricted shares to each of the independent members of the board of directors (approximately 14,000 restricted shares in aggregate) under the Equity Plan, which fully vest on October 1, 2019 based on one year of continuous service, representing 25% of each independent director’s annual aggregate board compensation for the twelve month period beginning October 2018 (the “October 2018 Restricted Stock Awards”). The October 2018 Restricted Stock Awards vest on the one-year anniversary of the award date.
The term of the Equity Plan is ten years. The board of directors may amend or terminate the Equity Plan at any time prior to its ten year term, provided that the Equity Plan will remain in effect until all awards made pursuant to the Equity Plan have been satisfied or terminated in accordance with the Equity Plan. Upon a change of control, including the dissolution, liquidation, reorganization, merger or consolidation with one or more entities as a result of which we are not the surviving corporation, or upon a sale of all or substantially all of our assets, the board of directors or a committee thereof may make provisions for any awards not assumed or substituted pursuant to the agreement effectuating the change of control, including (1) accelerating the vesting period of unvested awards, or (2) canceling any non-vested award or other awards in which the fair market value of the shares subject to the award is zero, in each case in accordance with and pursuant to the terms of the applicable award agreement and the Equity Plan.
In the event that our valuation, compensation and affiliate transactions committee determines that any distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects the stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Plan or with respect to an award, then the valuation, compensation and affiliate transactions committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any award.
Compensation Committee Interlocks and Insider Participation
The board of directors of the Company reestablished the valuation committee as the valuation, compensation and affiliate transactions committee in August 2018, which consists only of all of our independent directors. In addition, we do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation.
During the fiscal year ended December 31, 2018, both of our executive officers served as executive officers (and, in the case of Mr. Ressler, as a director) of other externally managed companies sponsored by our sponsor. In addition, Mr. Shemesh serves as an executive officer and director of other externally managed companies sponsored by our sponsor. Like us, such companies have a valuation, compensation and affiliate transactions committee consisting only of all of their independent directors, and they do not separately compensate their executive officers. During the fiscal year ended December 31, 2018, one of our directors, Mr. Rufrano, served as the chief executive officer and a director of VEREIT, Inc. (“VEREIT”), which was the indirect parent of our sponsor during January of 2018; however he did not serve on that company’s compensation committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely upon a review of the copies of any such forms furnished to us and written representations from our executive officers and directors, we believe that during the year ended December 31, 2018, all required Section 16(a) filings were timely and correctly made by reporting persons during 2018.

Executive Officers
In addition to Richard S. Ressler, the following individual currently serves as an executive officer of the Company:
Nathan D. DeBacker, age 39, has served as our chief financial officer and treasurer since August 2016, and as vice president of CCPT IV Management since February 2018. In addition, Mr. DeBacker serves in the following positions for CCO Group and certain other programs sponsored by CCO Group:

Entity	Position(s)	Dates
CCIT II; CCIT III; CCPT V; and CIM Income NAV	Chief financial officer and treasurer	August 2016 – Present
CCPT V Management; CCI II Management; CCI III Management; CIM Income NAV Management; CCO Group, LLC; and CREI Advisors	Vice president	February 2018 – Present
CCO Capital, LLC	Vice president Chief financial officer	December 2018 – Present February 2018 – December 2018 March 2019 – Present

In addition, Mr. DeBacker has served as chief financial officer of CMCT since March 2019. From August 2016 to February 2018, Mr. DeBacker served as senior vice president and chief financial officer, Cole REITs, of VEREIT. Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to business organizations, from May 2014 until August 2016 and sold his ownership interest in the assets of CFO Financial Services, LLC in March 2017. He did not manage or otherwise provide any services with respect to any client accounts for CFO Financial Services, LLC from the time that he joined VEREIT in August 2016 until the sale of his ownership interest in the assets of CFO Financial Services, LLC was finalized. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his bachelor’s degree in accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer of our Company.
Compensation of Executive Officers
We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Certain of our executive officers are also officers of CCPT IV Management, our advisor, and/or its affiliates, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and dealer manager agreement. We also reimburse CCPT IV Management for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
The following table sets forth information as of April 5, 2019 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 312,160,120 shares of common stock outstanding as of April 5, 2019.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Richard S. Ressler	—	—
T. Patrick Duncan(3)	3,869	*
Alicia K. Harrison(4)	3,586	*
Lawrence S. Jones(5)	3,586	*
W. Brian Kretzmer(6)	3,311	*
Avraham Shemesh	—	—
Nathan D. DeBacker	—	—
All executive officers and directors as a group (7 persons)	14,352	*
___________________

*	Represents less than 1% of the outstanding common stock.
(1)	The address of each beneficial owner listed is c/o Cole Credit Property Trust IV, Inc., 2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016.
(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 5, 2019.

(3)	Represents restricted shares of common stock issued under the Equity Plan in connection with Mr. Duncan’s service as a member of the board of directors.
(4)	Includes 3,468.52 restricted shares of common stock issued under the Equity Plan in connection with Ms. Harrison’s service as a member of the board of directors.
(5)	Includes 3,468.52 restricted shares of common stock issued under the Equity Plan in connection with Mr. Jones’s service as a member of the board of directors.
(6)	Includes 3,201.71 restricted shares of common stock issued under the Equity Plan in connection with Mr. Kretzmer’s service as a member of the board of directors.

PROPOSAL 2
AMENDMENTS TO OUR CHARTER

Background and Summary of Reasons for the Proposed Charter Amendments
Our board of directors has declared advisable, and recommends that you approve, the proposed amendments to our charter, which are included in the Articles of Amendment and Restatement (the “Amended Charter”), a copy of which is attached hereto as Appendix B.
We intend to pursue a more diversified investment strategy across the capital structure, ultimately as a mortgage REIT, by balancing our existing core of necessity commercial real estate assets leased to creditworthy tenants under long-term net leases with a portfolio of commercial mortgage loans and other credit investments in which our sponsor and its affiliates have expertise. In order to execute on this strategy, we intend, subject to market conditions, to sell a portion of our anchored shopping centers and certain non-core single tenant properties and redeploy the proceeds from those sales into the origination, participation in, and acquisition of commercial mortgage loans and other commercial real estate debt investments, commercial mortgage backed securities, corporate credit investments, and other commercial real estate investments. Following the successful repositioning of our portfolio, which we presently anticipate will take approximately 12-24 months, we intend to pursue a listing of our common stock on a national securities exchange. We cannot assure you that we will successfully reposition our portfolio as a mortgage REIT in the time frame expected or at all, or that we will pursue a listing of our common stock in the time frame indicated, or at all.
The changes that would be made to our current charter by the Amended Charter are primarily intended to accomplish three objectives in connection with the planned repositioning of our portfolio and ultimate exchange listing of our common stock:

1.
to remove provisions of our charter that we believe might unnecessarily delay or restrict our ability to take advantage of future opportunities for liquidity events, including a public listing, or are redundant with or otherwise addressed or permitted to be addressed under Maryland law;

2.
to enable us to adopt an amended management agreement with our advisor with terms consistent with those of publicly-traded mortgage REITs, which would better align shareholder and advisor interests and reduce costs relative to the status quo; and

3.	to amend certain provisions of our charter in a manner that we believe would be more suitable for becoming a publicly-traded REIT.
The majority of the changes that we are proposing to our charter relate to the removal or revision of provisions and restrictions that were required by state securities administrators in accordance with the NASAA REIT Guidelines in order for us to publicly offer our stock without having it listed on a national securities exchange. The NASAA REIT Guidelines are not currently applicable to us as we are no longer raising capital from new investors in our initial public offering, and they will not be applicable to us if we raise capital as a listed company on a national securities exchange. Further, the provisions required by the NASAA REIT Guidelines that we are proposing to remove: a) are not typically set forth in the charters of listed companies; b) impose standards not otherwise required under Maryland law; c) in some cases, if retained, would place restrictions on our activities that could put us at a competitive disadvantage compared to our peers with publicly listed securities; and d) could prevent us from pursuing other strategic opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.
The principal changes to our charter that would be made in the Amended Charter are summarized below in the following Proposals 2A through 2C. The overview of the proposed changes in this Background and Summary of Reasons for the Proposed Charter Amendments, and the descriptions provided in each of Proposals 2A through 2C are qualified in their entirety by the complete text of the Amended Charter, which is included as Appendix C to this proxy statement, which has been marked to show the proposed changes from our current charter and which you should read in its entirety. If fewer than all of the proposed amendments to our charter are approved, the charter will not be amended or restated and we will continue to be governed by the charter as currently in effect.
Our board of directors expects to begin to consider various strategic alternatives ultimately designed to provide liquidity for our stockholders at some time in the future, including but not limited to an eventual listing of our shares of common stock on a national securities exchange. However, it should be noted that, at this time, our board of directors has not initiated any steps to list our common stock on a national securities exchange or to transact any specific liquidity event for our Company.
Proposal 2A. Approval of Amendments to our Charter to Remove NASAA REIT Guidelines Provisions
Set forth below is a summary of certain specific changes relating to the removal of provisions and restrictions from the NASAA REIT Guidelines that will be made to our current charter if Proposal 2A is approved by our stockholders at the annual meeting. This does not identify certain immaterial changes.

•	Delete definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Amended Charter.

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Delete the NASAA REIT Guidelines requirements that all shares of stock be fully paid and nonassessable when issued. Although the Company has no present intention of doing so, the Maryland General Corporation Law (“MGCL”) permits a corporation to issue stock in exchange for future payment or stock that is assessable.

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Delete the NASAA REIT Guidelines provisions on the voting rights which may be afforded to classes of common stock and preferred stock, respectively, in a private offering. This change would provide our board of directors more flexibility in determining what terms and rights of a new class or series of stock, including voting rights, would be in the best interests of the Company at the time of issuance. However, the change may increase the possible dilutive effect of potential future private issuances of stock.

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Delete the NASAA REIT Guidelines prohibition on distributions in kind and add a provision clarifying that the Company is permitted to pay dividends in shares of one class or series to the holders of shares of another class or series. This change will provide the Company with more flexibility with respect to distributions.

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Delete the NASAA REIT Guidelines requirement specifying that we will not issue stock certificates unless otherwise provided by our board of directors. Although we have no present intention of issuing certificated shares, we do not believe that other listed company charters generally include this requirement.

•	Delete the NASAA REIT Guidelines stockholder suitability requirements that would no longer be applicable or manageable once our common stock is listed on an exchange.

•	Delete the NASAA REIT Guidelines restrictions on share repurchases, which we believe are uncommon in public company charters and which reduce flexibility.

•	Delete the NASAA REIT Guidelines requirements related to distribution reinvestment plans that establish disclosure and withdrawal rights, which we believe are uncommon in public company charters.

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Delete the NASAA REIT Guidelines requirement that our board of directors be comprised of at least three directors. Under the MGCL, our board of directors may be comprised of as few as one director. Also remove the requirement that a majority of our board of directors consist of independent directors (as defined by the NASAA REIT Guidelines). Stock exchange rules would require that a majority of our directors be independent in order for us to list shares of common stock, and we believe that the applicable stock exchange definition of independence provides an appropriate definition of independence for a publicly listed company. Removing the definition required by the NASAA REIT Guidelines will eliminate any possibility of conflict between such definition and the stock exchange definition.

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Delete the NASAA REIT Guidelines requirements that each non-independent director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage our assets and that at least one independent director have at least three years of relevant real estate experience, as publicly-traded companies generally do not have similar restrictions in their charters.

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Delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than stock exchange rules with respect to committee composition.

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Delete the NASAA REIT Guidelines requirement that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Pursuant to the MGCL, unless a corporation’s board of directors is classified (which our board of directors is not) or the terms of any class or series of stock pursuant to which directors are elected provide otherwise, directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify.

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Delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company’s best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.

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Delete the NASAA REIT Guidelines requirements that certain specified matters, including the issuance of preferred stock, be approved by a majority of the independent directors, in order to provide more customary flexibility to our board of directors in connection with such matters.

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Delete the provision stating that the NASAA REIT Guidelines will control in the event the board of directors determines that they conflict with any non-mandatory provision of the MGCL. This provision should no longer be necessary as a result of the deletion of the other NASAA REIT Guidelines provisions.

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Delete the requirement that a majority of independent directors approve board of directors actions to which certain NASAA REIT Guidelines apply, given that the sections of the charter pertaining to such Guidelines are being removed.

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Replace the detailed NASAA REIT Guidelines provisions related to the appointment of, supervision of and payment of enumerated fees to an external advisor with a provision simply permitting our board of directors to authorize the execution of and performance by us of one or more agreements with any external advisor or manager.

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Delete the NASAA REIT Guidelines provisions limiting our investment objectives and requiring review of our investment policies and prohibiting certain joint ventures and investments in equity securities, as we do not believe these provisions are customarily included in the charters of publicly listed companies.

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Delete the NASAA REIT Guidelines provisions relating to affiliated transactions. Under the MGCL, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is subject to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company.

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Delete the NASAA REIT Guidelines requirement that an annual meeting of stockholders be held no less than 30 days after delivery of our annual report, as we do not believe that these provisions are customarily included in the charters of publicly listed companies, and we believe that our board of directors should have maximum flexibility in setting our annual meeting date subject to applicable laws and regulations.

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Delete the NASAA REIT Guidelines requirement that a director receive the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at a meeting in order to be elected. We believe it is advisable to delete this provision because it creates a possibility that no nominee would be elected to fill a director seat. If no nominee for a director seat receives the vote of a majority of shares present because, for example, many stockholders abstain, then the previously elected director will continue to serve as a “holdover” director. In addition, there can be significant costs and delays to the Company when soliciting stockholder votes, which may be greater under the current majority voting standard.

If this Proposal is adopted, we intend to similarly revise the related provision of our bylaws so that, consistent with the default standard under the MGCL, a plurality of all the votes cast at a meeting at which a quorum is present would be sufficient to elect a director. If adopted, this Proposal and the revised bylaws would result in the election of the nominee who receives the most affirmative votes in a director election. This Proposal would change and diminish the effect of an abstention, which currently counts as a vote against a director nominee, so that it will qualify as present for the purposes of a quorum but will have no effect on the outcome of the election. Adoption of this Proposal also may diminish the effect of a vote against a nominee because a nominee who received many against votes would, nevertheless, be elected if there is no opposition candidate.

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Delete the NASAA REIT Guidelines requirement that a special meeting of stockholders be called upon the request of the holders of at least 10% of the outstanding shares entitled to vote. Under the MGCL, the percentage required to call a meeting can be as high as a majority. By approving the deletion of this provision from the charter, you effectively will be permitting our board of directors to set the threshold for a special meeting request by our stockholders in its discretion and without stockholder approval through our bylaws.

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Delete the NASAA REIT Guidelines provisions related to notice of stockholder meetings and quorum at such meetings. Our bylaws include provisions that govern notices of and quorum at stockholder meetings.

•	Delete the NASAA REIT Guidelines requirements related to stockholder approval of certain matters, as the MGCL already requires stockholder approval for such matters.

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Delete the NASAA REIT Guidelines restrictions on voting of shares held by our advisor, our directors and their affiliates regarding the removal of our advisor or directors or a transaction between our advisor, our directors or their affiliates and us, as we do not believe that these provisions are customarily included in the charters of publicly listed companies.

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Delete the NASAA REIT Guidelines requirements related to inspection rights, as the MGCL already grants inspection rights, although the inspection rights provided by the MGCL to a stockholder are more limited than the rights under the NASAA REIT Guidelines.

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Delete the NASAA REIT Guidelines requirement that we provide a copy of our stockholder list to any stockholder upon request. The MGCL requires only that a stockholder list be provided to one or more persons who together are, and for at least six months have been, stockholders of record of at least five percent of the outstanding shares of any class of stock of the Company.

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Delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.

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Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law, which we believe is common for public companies (including REITs) formed under Maryland law and which we believe will enhance our ability to attract and retain directors and officers.

•	Delete the NASAA REIT Guidelines restrictions of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify our advisor or advance defense expenses to our advisor.

•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions, which would otherwise cease to be applicable one year following listing.

Proposal 2B. Approval of Amendments to our Charter to Include Certain Other Provisions Customary for a Publicly-Traded REIT and to Facilitate Listing
Set forth below is a summary of certain other specific changes that will be made to our current charter consistent with the charters of other publicly-traded REITs, which we expect would facilitate the ultimate listing of our common stock on a national securities exchange if this Proposal 2B is approved by our stockholders at the annual meeting. This does not identify certain immaterial changes.

•	Deletion of Article XV regarding company duration, which we believe is uncommon in public company charters.

•
Insert a provision providing that if, upon a transfer of shares of capital stock to a charitable trust pursuant to the ownership and transfer restrictions of our charter, a violation of the restrictions would nonetheless be continuing, then shares of capital stock shall be transferred to a number of charitable trusts so that there is not a violation of the restrictions in the charter.

•
Insert a provision that our directors may be removed only for “cause,” as defined in the Amended Charter, and by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority of the votes entitled to be cast), which we believe is common in the charters of publicly-traded REITs, including our competitors.

Proposal 2C. Approval of Amendments to our Charter to Effectuate Certain Ministerial Modifications, Clarifications and Conforming Changes to, and the Restatement of, our Charter
In addition to the proposed amendments to the Company’s charter particularly described above, we are proposing to amend the charter to integrate all of the amendments to the charter proposed in Proposals 2A and 2B, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the charter and to restate the charter to incorporate all the amendments approved in Proposals 2A and 2B along with all previously approved provisions.
APPROVAL OF THE ABOVE PROPOSALS AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF STOCKHOLDERS ENTITLED TO CAST A MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THE PROPOSALS.
OUR BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY FOUND THE AMENDMENTS DESCRIBED IN THE ABOVE PROPOSALS AND SET FORTH IN THE AMENDED CHARTER TO BE ADVISABLE, AND THEREFORE, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditors
The audit committee has engaged Deloitte as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019. Deloitte has served as our independent registered public accounting firm since our formation in July 2010. Stockholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the board of directors is submitting the appointment of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee may reconsider whether or not to retain Deloitte in the future. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
Fees
During the year ended December 31, 2018, Deloitte served as our independent registered public accounting firm and provided certain tax and other services. The audit committee reviewed the audit and non-audit services performed by Deloitte, as well as the fees charged by Deloitte for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte for the years ended December 31, 2018 and December 31, 2017, are set forth in the table below.

	Year Ended December 31,
Type of Service	2018	2017
Audit fees (1)	$666,500	$1,034,500
Audit-related fees	—	—
Tax fees (2)	107,526	105,326
All other fees	—	—
Total	$774,026	$1,139,826

___________________

(1)
Represents fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

(2)
Represents fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

Pre-Approval Policies and Procedures
The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of the independent auditors. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy, are to be disclosed to the full audit committee at the next regularly scheduled meeting.
All services rendered by Deloitte for the years ended December 31, 2018 and December 31, 2017 were pre-approved in accordance with the policies and procedures described above.
A representative of Deloitte is expected to attend the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte as our independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

AUDIT COMMITTEE REPORT
Our management has the primary responsibility for the Company’s accounting and financial reporting process, including the system of internal control over financial reporting, and the preparation of the Company’s financial statements. Deloitte, the Company’s independent registered public accounting firm, is responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion as to whether the Company’s consolidated financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In this context, the responsibility of the audit committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements.
In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte the Company’s 2018 audited financial statements, and management and Deloitte represented to the audit committee that such audited financial statements were prepared in accordance with GAAP.
The audit committee also reviewed and discussed with Deloitte the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB. In addition, the audit committee received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence, and discussed with Deloitte its independence.
The audit committee discussed with Deloitte the overall scope and plans for the audit. The audit committee meets periodically with Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the 2018 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

The Audit Committee of the Board of Directors: Lawrence S. Jones (Chairman) T. Patrick Duncan W. Brian Kretzmer

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2018. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.
Advisory Agreement
We are party to an Advisory Agreement with CCPT IV Management whereby CCPT IV Management manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CCPT IV Management a monthly advisory fee based upon our monthly average invested assets, which is based on the estimated market value of our investments that were acquired prior to the “as of” date of our most recent estimated per share NAV, and is based on the purchase price of the investments acquired subsequent to the “as of” date of the most recent estimated per share NAV. The monthly advisory fee is based upon the following amounts: (1) an annualized rate of 0.75% paid on our average invested assets that are between $0 and $2.0 billion; (2) an annualized rate of 0.70% paid on our average invested assets that are between $2.0 billion and $4.0 billion; and (3) an annualized rate of 0.65% paid on our average invested assets that are over $4.0 billion. Advisory fees for the year ended December 31, 2018 totaled $38.1 million. We also reimburse CCPT IV Management for expenses incurred in connection with the provision of services pursuant to the Advisory Agreement, subject to certain limitations. Such expense reimbursements for the year ended December 31, 2018 totaled $5.3 million.
We also pay to CCPT IV Management or its affiliates acquisition fees of up to 2.0% of (i) the contract purchase price of each property or asset that we acquire, (ii) the amount paid in respect of the development, construction or improvement of each asset we acquire, (iii) the purchase price of any loan we acquire, and (iv) the principal amount of any loan we originate. Such payments for the year ended December 31, 2018 totaled $2.0 million. In addition, we reimburse CCPT IV Management or its affiliates for acquisition expenses incurred in the process of acquiring each property or in the origination or acquisition of a loan, so long as the total acquisition fees and expenses relating to the transaction do not exceed 6.0% of the contract purchase price, unless otherwise approved by a majority of our board of directors, including a majority of our independent directors, as commercially competitive, fair and reasonable to the Company. Such expense reimbursements for the year ended December 31, 2018 totaled $730,000. Furthermore, we reimburse the expenses paid or incurred by CCPT IV Management or its affiliates in connection with the services provided to us, subject to the limitation that we will not reimburse CCPT IV Management or its affiliates for any amount by which the operating expenses (including the advisory fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income excluding any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. We also will not reimburse CCPT IV Management or its affiliates for the salaries and benefits paid to personnel in connection with the services for which CCPT IV Management or its affiliates receive acquisition fees, and we will not reimburse CCPT IV Management for salaries and benefits paid to our executive officers. Such operating expense reimbursements for the year ended December 31, 2018 totaled $5.2 million. Additionally, for substantial assistance in connection with the sale of one or more properties (or our entire portfolio), we pay CCPT IV Management or its affiliates a disposition fee in an amount equal to up to one-half of the real estate or brokerage commission paid by us to third parties on the sale of such property, not to exceed 1.0% of the contract price of the property sold; provided, however, in no event may the total disposition fee paid to CCPT IV Management, its affiliates and unaffiliated third parties exceed the lesser of the customary competitive real estate commission or an amount equal to 6.0% of the contract sales price. Such payments for the year ended December 31, 2018 totaled $478,000.
Additionally, we are required to pay to CCPT IV Management performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to CCPT IV Management 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CCPT IV Management a fee equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. No performance fees were incurred related to any such events during the year ended December 31, 2018.
CCPT IV Management incurred expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, prior to 2015, we reimbursed CCPT IV Management up to 2.0% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2018, no such reimbursements were paid to CCPT IV Management.
Our Advisory Agreement has a term expiring November 30, 2019, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to CCPT IV Management is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to CCPT IV Management a performance fee similar to the performance fee described above if CCPT IV Management would have been entitled to a subordinated performance fee had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.
Richard S. Ressler, our chief executive officer and president and the chairman of our board of directors, is a vice president of CCPT IV Management. Additionally, Mr. Shemesh, a director, and Mr. DeBacker, our chief financial officer and treasurer, are officers of CCPT IV Management.
Certain Conflict Resolution Procedures
In order to reduce or eliminate certain potential conflicts of interest, our charter contains, or we have adopted policies containing, a number of restrictions relating to (1) transactions we may enter into with our sponsor, our advisor, any of our directors or any of their respective affiliates, (2) certain future offerings and (3) the allocation of investment opportunities among other real estate programs sponsored by CCO Group. Conflict resolution provisions that are in our charter or in policies adopted by our board of directors include, among others, the following:

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We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates, unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property from such persons or entities at an amount in excess of its current appraised value as determined by an independent appraiser. In addition, we will not sell or lease a property to our sponsor, our advisor, any of our directors or any of their respective affiliates unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and either the sale price is greater than the cost of the property to us, including acquisition-related expenses, or a majority of the independent directors determines that there is substantial justification for any amount below such cost and that such difference is reasonable. In no event will we sell any such property to such persons or entities at an amount less than its current appraised value as determined by an independent appraiser.

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We will not make any loans to our sponsor, our advisor, any of our directors or any of their respective affiliates, except that we may make loans to wholly-owned subsidiaries and we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, who are not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

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Our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our advisor must reimburse us for the amount, if any, by which our total operating expenses, including the advisory fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such period, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such period. Our independent directors will have the responsibility of limiting our total operating expenses to amounts that do not exceed the limitations described above unless they find that there are unusual and non-recurring factors sufficient to justify a higher level of expenses. Any such finding and the reasons in support thereof will be reflected in the minutes of the meetings of our board of directors. If our independent directors make such a finding, we will send a written disclosure of that fact, together with an explanation of the factors our independent directors considered in determining that such higher level of expenses was justified, within 60 days after the end of that fiscal quarter.

•
Our property acquisitions and other investments are allocated among us and the programs sponsored by CCO Group pursuant to an asset allocation policy. Pursuant to the policy, in the event that an investment opportunity becomes available that may be suitable for both us or one or more of the other programs sponsored by CCO Group, and for which more than one of such entities has sufficient uninvested funds, an allocation committee, which is comprised entirely of employees of CIM, CCO Group or their respective affiliates (the “Allocation Committee”), will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	whether any of the entities already owns an associated land parcel or building;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the ability of each entity to finance the property, if necessary;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the Allocation Committee, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial or retail properties or anchored shopping centers) will be allocated such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the Allocation Committee, to be more appropriate for an entity other than the entity that committed to make the investment, the Allocation Committee may determine that another program sponsored by CCO Group will make the investment. Our board of directors has a duty to ensure that the method used for the allocation of the acquisition of properties by other programs sponsored by CCO Group seeking to acquire similar types of properties is applied fairly to us.

•
We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of the independent directors who are not otherwise interested in the transaction, approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2020 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2020 Annual Meeting of Stockholders, must be received by our secretary, Michael J. Komenda, at our offices no later than January 1, 2020, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2020 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2020 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Michael J. Komenda, at our offices no earlier than December 2, 2019 and no later than January 1, 2020. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2019 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
A copy of the Company’s 2018 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.cimgroup.com/strategies/individual/managed-reit-corporate-governance. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors
Michael J. Komenda
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A
Article IV of the Company’s charter defines an independent director as follows:
Independent Director. The term “Independent Director” shall mean a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the prospective Independent Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the prospective Independent Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

    A-1

APPENDIX B

COLE CREDIT PROPERTY TRUST IV, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
Cole Credit Property Trust IV, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road Suite 201, Lutherville Timonium, Maryland 21093. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 2405 York Road Suite 201, Lutherville Timonium, Maryland 21093. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:
Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.
Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.
Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Shares and Preferred Shares.
Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.
Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.
Charter. The term “Charter” shall mean the charter of the Corporation.
Code. The term “Code” shall have the meaning as provided in Article II herein.
Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.
Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.
Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.
Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.
Distributions. The term “Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL) pursuant to Section 5.5 hereof, by the Corporation to owners of shares of Capital Stock, including distributions that may constitute a return of capital for federal income tax purposes.
Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.
Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.
Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.
Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of Capital Stock, as determined by the Board of Directors.
MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.
Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Article IX herein.
NYSE. The term “NYSE” shall mean the New York Stock Exchange.
Offering. The term “Offering” shall mean any offering and sale of shares of Capital Stock.
Operating Partnership. The term “Operating Partnership” shall mean Cole REIT IV Operating Partnership, LP, a Delaware limited partnership.
Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VI herein, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 6.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.
REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.
Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
SDAT. The term “SDAT” shall have the meaning as provided in Section 5.4 herein.
Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: shares of Capital Stock, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.
Stockholders. The term “Stockholders” shall mean the holders of record of shares of Capital Stock as maintained in the books and records of the Corporation or its transfer agent.
Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Article IX herein.
Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on shares of Capital Stock, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Capital

Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
ARTICLE V
STOCK
Section 5.1 Authorized Shares. The Corporation has authority to issue 500,000,000 shares of Capital Stock, consisting of 490,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), and 10,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares of Capital Stock having par value is $5,000,000. If shares of one class of Capital Stock are classified or reclassified into shares of another class pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has authority to issue.
Section 5.2 Common Shares.
Section 5.2.1Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any class or series of Preferred Shares.
Section 5.2.2Description. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Capital Stock.
Section 5.2.3Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Corporation, the aggregate assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any class or series from time to time, into one or more classes or series of Capital Stock.
Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of Capital Stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 5.5 Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in Securities, including shares of Capital Stock of one class or series payable to holders of shares of Capital Stock of another class or series, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Capital Stock at the time outstanding. The receipt by any Person in whose name any shares of Capital Stock are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof.
Section 5.6 Charter and Bylaws. The rights of all Stockholders and the terms of all Capital Stock are subject to the provisions of the Charter and the Bylaws.
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1Shares.
Section 6.1.1Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 6.3:
(a)Basic Restrictions.
(i)No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(b)Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.1.1(a)(i) or (ii),
(i)then that number of shares of Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or
(ii)if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.
(c)To the extent that, upon a transfer of shares of Capital Stock pursuant to Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example, where the ownership of shares of Capital Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to the number of Charitable Trusts, each having a distinct Charitable Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.
Section 6.1.2Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.
Section 6.1.3Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.1.1(a), or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4Owners Required To Provide Information. Prior to the Restriction Termination Date:
a.every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
b.each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the Stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of the Stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors may determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Capital Stock in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 6.1.7Exceptions.
a.Subject to Section 6.1.1(a)(ii) (except as otherwise provided in Section 6.1.7(b)), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
i.the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 6.1.1(a)(ii);
ii.such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
iii.such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Capital Stock being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
b.Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
c.Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
d.The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
Section 6.1.8Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1(a)(ii), the Board of Directors may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Capital Stock equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership of Capital Stock will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.
Section 6.1.9Legend. Any certificate representing shares of Capital Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Charter, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock in excess of 9.8% of the value of the total outstanding shares of Capital Stock, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own shares of Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated shares of Capital Stock, the Corporation will send the holder of such shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2    Transfer of Shares in Trust.
Section 6.2.1Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2Status of Shares Held by the Charitable Trustee. Shares of Capital Stock held by the Charitable Trustee shall continue to be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.
Section 6.2.3Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that shares have been transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that shares of Capital Stock have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares have been transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Stockholders.
Section 6.2.4Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Charitable Trustee shall sell the shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5Purchase Right in Shares Transferred to the Charitable Trustee. Shares of Capital Stock transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
Section 6.2.6Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3    NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
BOARD OF DIRECTORS
Section 7.1Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors (the “Directors”) shall be six, which number may be increased or decreased from time to time pursuant to the Bylaws, but shall never be less than the minimum required by the MGCL. The names of the Directors who shall serve until the next annual meeting of Stockholders and until their successors are duly elected and qualify are:

T. Patrick Duncan
Alicia K. Harrison
Lawrence S. Jones
W. Brian Kretzmer
Richard S. Ressler
Avraham Shemesh
The Corporation elects that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.
Section 7.2Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.
Section 7.3Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares or any other Security which the Corporation may issue or sell. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors shall determine that such rights apply, with respect to all or any classes or series of Capital Stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 7.4Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of Capital Stock: the amount of the net income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Capital Stock) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of Capital Stock; the number of shares of Capital Stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.
Section 7.5REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; provided, however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.
Section 7.6Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.
Section 7.7    Advisor Agreements. Subject to such conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any Person whereby, subject to the supervision and control of the Board of Directors, any such Person shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).
ARTICLE VIII
EXTRAORDINARY ACTIONS

Except as specifically provided in Section 7.6 hereof (relating to removal of Directors) and in the last sentence of Article XI, notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX
TENDER OFFERS
If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding shares of Capital Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Corporation’s distribution reinvestment plan), (ii) the estimated value of the shares as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, (iii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Article IX, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Article IX. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article IX shall be of no force or effect with respect to any shares of Capital Stock that are then Listed.
ARTICLE X
LIABILITY LIMITATION AND INDEMNIFICATION

Section 10.1Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Corporation by reason of being a Stockholder.
Section 10.2Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 10.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 10.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 10.3Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer. The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in this Section 10.3 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Section 10.4Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.
ARTICLE XI
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of Capital Stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to Section 7.6 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.
THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH: The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its [_____] and attested to by its [_____] on this [_____] day of [__________], 2019.
ATTEST:    COLE CREDIT PROPERTY TRUST IV, INC.
(SEAL)

_________________________________    ____________________________________
Name:                    Name:
Title: Secretary                Title: President

APPENDIX C

COLE CREDIT PROPERTY TRUST IV, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT
FIRST: Cole Credit Property Trust IV, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
Cole Credit Property Trust IV, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road Suite 201, Lutherville Timonium, Maryland 21093. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 2405 York Road Suite 201, Lutherville Timonium, Maryland 21093. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:
~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor or any Affiliate of either in connection with the selection, an acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.~~
~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~
~~Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~
~~Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~
Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.
Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
~~Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.~~
~~Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Assets of the Company before deducting depreciation, bad debts or other non-cash reserves other than impairment charges, computed by taking the average of such values at the end of each business day during such period; provided, however, that after the Board is determining on a regular basis an estimated per share value of the Shares, “Average Invested Assets” will be based upon the aggregate valuation of the Assets as reasonably determined by the Board.~~
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.
Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.
Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Shares and Preferred Shares.
Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.
Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as Trustee of the Charitable Trust.
Charter. The term “Charter” shall mean the charter of the Corporation.

Code. The term “Code” shall have the meaning as provided in Article II herein.
~~Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~
Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.
Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.
~~Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid or, if no such commission is paid, the amount that customarily would be paid, for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~
~~Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~
Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned~~’~~” shall have the correlative meanings.
~~Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~
Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.
~~Dealer Manager. The term “Dealer Manager” shall mean Cole Capital Corporation, an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.~~
~~Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~
Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.
Distributions. The term “Distributions” shall mean any distributions ~~of money or other property,~~(as such term is defined in Section 2-301 of the MGCL) pursuant to Section 5.5 hereof, by the Corporation to owners of shares of Capital Stock, including distributions that may constitute a return of capital for federal income tax purposes.
Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.
~~Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.~~
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.
Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.
~~Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the~~

~~purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~
~~Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.~~
~~Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of the Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~
~~Independent Director. The term “Independent Director” shall mean a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the prospective Independent Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the prospective Independent Director’s annual gross revenue, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.~~
~~Initial Date. The term “Initial Date”- shall mean the date on which shares of Capital Stock are first issued in the Initial Public Offering.~~
~~Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~
~~Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.~~
~~Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.~~
~~Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner and that are established to acquire or hold Assets.~~
~~Junior Debt. The term “Junior Debt” shall have the meaning as provided in Section 9.3(l) herein.~~
~~Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~
Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the-counter market. Upon such Listing, the Common Shares shall be deemed Listed.
Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of Capital Stock, as determined ~~in good faith~~ by the Board of Directors.
MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.
~~Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~
~~NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.~~
~~Net Assets. The term “Net Assets” shall mean the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~
~~Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of-the Assets. If the Advisor receives an incentive fee, “Net Income,” for purposes of calculating “Total Operating Expenses” in Section 8.10 shall exclude the gain from the sale of Assets.~~
~~Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.~~
Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in ~~Section 11.7~~Article IX herein.
NYSE. The term “NYSE” shall mean the New York Stock Exchange.
Offering. The term “Offering” shall mean any offering and sale of shares of Capital Stock.

Operating Partnership. The term “Operating Partnership” shall mean Cole REIT IV Operating Partnership, LP, a Delaware limited partnership~~, through which the Corporation may own Assets.Organization and Offering Expenses. The term “Organization arid Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the Assets in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees~~.
Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VI herein, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 6.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
~~Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~
~~Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~
~~Real Property. The term “Real Property” shall mean land, rights in land (including leasehold interests) and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~
~~Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.~~
REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.
REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.
Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day ~~after the Initial Date~~ on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~
~~(a) a transaction involving securities of a corporation that have been listed on a national exchange for at least twelve months;~~
~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~
~~(i) voting rights of the holders of Common Shares;~~
~~(ii) the term of existence of the Corporation;~~
~~(iii) Sponsor or Advisor compensation; or~~
~~(iv) the Corporation’s investment objectives.~~
~~Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Corporation or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Corporation or the Operating partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i)(A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.~~
SDAT. The term “SDAT” shall have the meaning as provided in Section 5.4 herein.
Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: ~~Shares~~shares of Capital Stock, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.
~~Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~
~~Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.~~
~~Senior Debt. The term “Senior Debt” shall have the meaning as provided in Section 9.3(l) herein.~~
~~Shares. The term “Shares” shall mean shares of common stock of the Corporation of a class that has the right to elect the Directors.~~

~~Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.~~
~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~
~~Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.~~
Stockholders. The term “Stockholders” shall mean the holders of record of shares of Capital Stock as maintained in the books and records of the Corporation or its transfer agent.
Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in ~~Section 11.7~~ Article IX herein.
~~Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.~~
~~Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~
Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Capital Stock or the right to vote or receive dividends on shares of Capital Stock, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
~~2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.~~
~~Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

ARTICLE V
STOCK
Section 5.1 Authorized Shares. The Corporation has authority to issue 500,000,000 shares of Capital Stock, consisting of 490,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), and 10,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares of Capital Stock having par value is $5,000,000. ~~All Shares shall be fully paid and nonassessable when issued.~~ If shares of one class of Capital Stock are classified or reclassified into shares of another class pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of Capital Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Capital Stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of Capital Stock or the number of shares of Capital Stock of any class or series that the Corporation has authority to issue.
Section 5.2 Common Shares.
Section 5.2.1Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any class or series of Preferred Shares.
Section 5.2.2Description. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote ~~per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Capital Stock~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shalt not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.
Section 5.2.3Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the ~~Assets~~assets of the Corporation, the aggregate ~~Assets~~assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate ~~Assets~~assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any class or series from time to time, ~~in~~into one or more classes or series of Capital Stock~~; provided, however, that the. voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share~~.
Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of Capital Stock of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Capital Stock; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Capital Stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Capital Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation)

and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Capital Stock is clearly and expressly set forth in the articles supplementary or other ~~charter~~Charter document.
Section 5.5 Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in ~~securities of the Corporation~~Securities, including shares of Capital Stock of one class or series payable to holders of shares of Capital Stock of another class or series, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the REIT Provisions of the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Capital Stock at the time outstanding. The receipt by any Person in whose name any shares of Capital Stock are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities or securities of the Corporation, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions and (c) in-kind distributions are made only to those Stockholders that accept such offer.~~
Section 5.6 Charter and Bylaws. The rights of all Stockholders and the terms of all Capital Stock are subject to the provisions of the Charter and the Bylaws.
~~Section 5.7 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her shares of Capital Stock, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of shares of Capital Stock, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such shares, as required by the Bylaws and the MGCL or other applicable law.~~
~~Section 5.8 Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until Listing, the following provisions shall apply:~~
~~Section 5.8.1    Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~
~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~
~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~
~~Section 5.8.2    Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common~~

~~Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.~~
~~The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.~~
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1Shares.
Section 6.1.1Ownership ~~Limitation. During the period commencing on the Initial Date and prior~~ Limitations. Prior to the Restriction Termination Date, but subject to Section 6.3:
(a)Basic Restrictions.
(i)No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(b)Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.1.1(a)(i) or (ii),
(i)then that number of shares of Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically ~~Transferred~~transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or
(ii)if the ~~Transfer~~transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares.
(c)To the extent that, upon a transfer of shares of Capital Stock pursuant to Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example, where the ownership of shares of Capital Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to the number of Charitable Trusts, each having a distinct Charitable Trustee and one or more Charitable Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2Remedies for Breach. If the Board of Directors ~~or its designee (including any duly authorized committee of the Board)~~ shall at any time determine ~~in good faith~~ that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors ~~or its designee~~ shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the ~~Transfer~~transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors ~~or its designee~~.
Section 6.1.3Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.1.1(a), or any Person who would have owned shares of Capital Stock that resulted in a ~~Transfer~~transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:
a.every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
b.each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the Stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request~~, in good faith,~~ in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of ~~its~~the Stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors ~~shall have the power to~~may determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors ~~shall have the power to~~may determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Capital Stock in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 6.1.7Exceptions.
a.Subject to Section 6.1.1(a)(ii) (except as otherwise provided in Section 6.1.7(b)), the Board of Directors~~, in its sole discretion,~~ may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
i.the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 6.1.1(a)(ii);
ii.such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
iii.such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Capital Stock being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
b.Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
c.Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
d.The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
Section 6.1.8Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1(a)(ii), the Board of Directors may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the~~,~~ Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons~~, provided, however, that the~~. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will ~~not~~ be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Capital Stock equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Capital Stock in excess of such percentage ownership of Capital Stock will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Capital Stock.
Section 6.1.9Legend. Any certificate representing shares of Capital Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the ~~Corporation’s charter~~Charter, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock in excess of 9.8% of the value of the total outstanding shares of Capital Stock, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own shares of Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Capital Stock which cause or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically ~~Transferred~~transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares of Capital Stock upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the ~~Corporation’s charter~~Charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Capital Stock on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated shares of Capital Stock, the Corporation will send the holder of such shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2    Transfer of Shares in Trust.
Section 6.2.1Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a ~~Transfer~~transfer of shares of Capital Stock to a Charitable Trust, such shares shall be deemed to have been ~~Transferred~~transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such ~~Transfer~~transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the ~~Transfer~~transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2Status of Shares Held by the Charitable Trustee. Shares of Capital Stock held by the Charitable Trustee shall continue to be issued and outstanding shares of Capital Stock. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.
Section 6.2.3Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that shares have been ~~Transferred~~transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that shares of Capital Stock have been ~~Transferred~~transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares have been ~~Transferred~~transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been ~~Transferred~~transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Stockholders.
Section 6.2.4Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been ~~Transferred~~transferred to the Charitable Trust, the Charitable Trustee shall sell the shares held in the Charitable Trust to a ~~Person~~person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been ~~Transferred~~transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5Purchase Right in Shares Transferred to the Charitable Trustee. Shares of Capital Stock ~~Transferred~~transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such ~~Transfer~~transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
Section 6.2.6Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3    NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4    Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5    Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
~~PROVISIONS FOR DEFINING, LIMITINGAND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND~~ BOARD OF DIRECTORS
Section 7.1Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors ~~of the Corporation~~ (the “Directors”) shall be ~~3,~~six, which number may be increased or decreased~~, but not below 3,~~ from time to time pursuant to the BylawsBylaws~~. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor~~, but shall never be less than the minimum required by the MGCL. The names of the Directors who shall serve until the ~~first~~next annual meeting of Stockholders and until their successors are duly elected and qualify are:
~~Christopher H. Cole~~
~~J. Marc Myers~~
~~Scott P. Sealy Sr.~~
~~These Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.~~
T. Patrick Duncan
Alicia K. Harrison
Lawrence S. Jones
W. Brian Kretzmer
Richard S. Ressler
Avraham Shemesh
The Corporation elects~~, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL,~~ that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred~~. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~ and until a successor is elected and qualifies.
~~Section 7.2    Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~
~~Section 7.3    Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~
~~Section 7.4    Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~
~~Section 7.5    Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and~~

~~have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.~~
~~Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares of Capital Stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.~~
Section 7.2~~Section 7.7~~Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Capital Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of Capital Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including ~~as compensation for the Independent Directors or~~ without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. ~~The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation’s expense to the Corporation’s legal counsel or to independent legal counsel.~~
Section 7.3~~Section 7.8~~Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of Capital Stock pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of Capital Stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares or any other Security which the Corporation may issue or sell. Holders of shares of Capital Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors~~, upon the affirmative vote of a majority of the Board of Directors,~~ shall determine that such rights apply, with respect to all or any classes or series of Capital Stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Section 7.4~~Section 7.9~~Determinations by Board. The determination as to any of the following matters, made ~~in good faith~~ by or pursuant to the direction of the Board of Directors ~~consistent with the Charter~~, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of Capital Stock: the amount of the ~~Net Income~~net income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of shares or the payment of other Distributions on shares; the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations (and any variation thereof), net profit, ~~Net Assets~~net assets in excess of capital, undivided profits or excess of profits over losses on ~~Sales~~sales of ~~Assets~~assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Capital Stock) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any ~~Asset~~asset owned or held by the Corporation or any shares of Capital Stock; the number of shares of Capital Stock of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any ~~Assets by the Corporation; the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines~~ assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory~~.

Section 7.5~~Section 7.10~~REIT Qualification. ~~If the Corporation elects to qualify for federal income tax treatment as a REIT, the~~The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; provided, however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.
Section 7.6~~Section 7.11~~Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least two-thirds~~a majority~~ of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.
~~Section 7.12    Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~
Section 7.7    Advisor Agreements. Subject to such conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any Person whereby, subject to the supervision and control of the Board of Directors, any such Person shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).
ARTICLE VIII
~~ADVISOR~~EXTRAORDINARY ACTIONS

~~Section 8.1    Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation, including the establishment of written policies on investments and borrowing, and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an Initial Investment of $200,000 in the Corporation or the Operating Partnership. The Advisor or any such Affiliate may not sell the Initial Investment while the Advisor remains a Sponsor but may transfer the Initial Investment to other Affiliates.~~
~~Section 8.2    Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that the investment and borrowing policies are carried out and are in the best interests of the Stockholders. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid~~

~~to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~
~~Section 8.3    Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.~~
~~Section 8.4    Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~
~~Section 8.5    Termination. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.~~
~~Section 8.6    Disposition Fee on Sale of Property. The Corporation may pay the Advisor, or its Affiliate, a real estate disposition fee upon Sale of one or more Properties, in an amount up to one-half of the brokerage commission paid, but in no event greater than one percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor, or its Affiliate, provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to the Advisor, its Affiliates or unaffiliated parties in connection with such Sale shall not exceed an amount equal to the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the contract sales price of such Property or Properties.~~
~~Section 8.7    Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to eight percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.~~
~~Section 8.8    Organization and Offering Expenses Limitation. The Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~
~~Section 8.9    Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.~~
~~Section 8.10    Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets~~

~~or 25% of-Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and nonrecurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.~~
~~Section 8.11    Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~
Except as specifically provided in Section 7.6 hereof (relating to removal of Directors) and in the last sentence of Article XI, notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
ARTICLE IX
~~INVESTMENT POLICIES AND LIMITATIONS~~
~~Section 9.1    Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~
~~Section 9.2    Certain Permitted Investments. Until such time as the Common Shares are Listed, the following provisions shall apply:~~
~~(a) The Corporation may invest in Assets.~~
~~(b) The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.~~
~~(c) Subject to any limitations in Section 9.3, the Corporation may invest in equity securities, provided that if such equity securities are not listed on a national securities exchange traded in an over-the-counter market, such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~
~~Section 9.3    Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, and until such time as the Common Shares are Listed, the following shall apply to the Corporation’s investments:~~
~~(a) Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~
~~(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and Mortgages.~~
~~(c) The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying property must be~~

~~obtained from an Independent Expert. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.~~
~~(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~
~~(e) The Corporation shall not invest in indebtedness secured by a Mortgage on Real Property which is subordinate to the lien or other indebtedness, or to any equity interest, of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.~~
~~(f) The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights whichbear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.~~
~~(g) A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Expert selected by such Independent Directors.~~
~~(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300% and the maximum amount of such Leverage in relation to all Assets shall not exceed 75% of the aggregate cost of such Assets. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.~~
~~(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~
~~(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.~~
~~(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~(l) The Corporation shall not invest in indebtedness (“Junior Debt”) secured by a Mortgage on Real Property which is subordinate to the lien of other indebtedness (“Senior Debt”), except where the amount of such~~

~~Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Corporation (as shown on the books of the Corporation in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Corporation’s tangible Assets. The value of all investments in Junior Debt of the Corporation which does not meet the aforementioned requirements shall be limited to 10% of the Corporation’s tangible Assets (which would be included within the 25% limitation).~~
~~(m) The Corporation shall not engage in securities trading, or engage in the business of underwriting or the agency distribution of securities issued by other Persons.~~
~~(n) The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in publicly-traded entities. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or traded in an over-the-counter market.~~
~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~
~~Section 10.1    Sales and Leases to Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value as determined by an Independent Expert.~~
~~Section 10.2    Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. The Advisor, the Sponsor, a Director or any Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.~~
~~Section 10.3    Other Transactions.~~
~~(a) The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof except Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.~~
~~(b) The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than those available from unaffiliated third parties.~~
~~ARTICLE XI~~
~~STOCKHOLDERS~~
~~Section 11.1    Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of shares of Capital Stock entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the chief executive officer, the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of Stockholders entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting on any matter that may properly be considered at a meeting of Stockholders. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws. If the meeting~~

~~is called by the secretary upon the written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request not less than 15 days nor more than 60 days after the delivery of the notice; provided, however, that if no time or place is so specified in the Stockholder request, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~
~~Section 11.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Capital Stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (1) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation without the necessity for concurrence by the Board; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; (v) cause the merger of the Corporation or any subsidiary of the Corporation with the Advisor or any Affiliate of the Advisor that would have the effect of the Corporation acquiring the management functions performed by the Advisor or its Affiliate; (vi) cause the purchase by the Corporation of all or substantially all of the assets of the Advisor or any Affiliate of the Advisor that would have the effect of the Corporation acquiring the management functions performed by the Advisor or its Affiliate; (vii) cause the Corporation to engage in a Liquidity Event, as defined below, in which consideration would be paid to the Advisor or any Affiliate of the Advisor other than (y) pursuant to the terms of the Advisory Agreement or the Corporation’s agreement with the Dealer manager or (z) where the Advisor or any Affiliate of the Advisor receives consideration in its capacity as a Stockholder of the Corporation on the same terms as other Stockholders of the Corporation who own the same class of capital Stock; or (viii) cause any other merger or similar reorganization of the Corporation except as permitted by law. For purposes of this Section 11.2, the term “Liquidity Event” shall mean (i) a Listing or the receipt by the Stockholders of securities that are listed on a national securities exchange in exchange for Common Shares; (ii) a sale or merger of the Corporation in a transaction in which the Stockholders receive or have the option to receive cash, securities redeemable for cash, and/or securities that are listed on a national securities exchange; and (iii) the sale of all or substantially all of the Corporation’s assets for cash or other consideration.~~
~~Section 11.3    Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to shares of Capital Stock owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of shares of Capital Stock necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~
~~Section 11.4    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~
~~Section 11.5    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of shares of Capital Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall he available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in~~

~~alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights and the exercise of Stockholder rights under federal proxy laws.~~
~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law or the laws of any state.~~
~~Section 11.6    Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~
TENDER OFFERS
~~Section 11.7    Tender Offers.~~ If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding shares of Capital Stock; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of Capital Stock and any shares of Capital Stock acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Common Share purchased in the Corporation’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the ~~Reinvestment Plan~~Corporation’s distribution reinvestment plan), (ii) the estimated value of the shares as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of the Financial Industry Regulatory Authority, (iii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this ~~Section 11.7~~Article IX, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this ~~Section 11.7~~Article IX. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This ~~Section 11.7~~Article IX shall be of no force or effect with respect to any shares of Capital Stock that are then Listed.
ARTICLE X~~ARTICLE XII~~
LIABILITY LIMITATION AND INDEMNIFICATION

Section 10.1~~Section 12.1~~Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of ~~his~~ being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the ~~Assets~~assets or the affairs of the Corporation by reason of ~~his~~ being a Stockholder.
Section 10.2~~Section 12.2~~Limitation of Director and Officer Liability. ~~(a) Subject to any limitations set forth under~~ To the maximum extent that Maryland law ~~or in paragraph (b), no~~in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2(a),~~10.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2(a),~~10.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~
~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii) Such liability or toss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~
~~(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~
Section 10.3~~Section 12.3~~Indemnification. ~~(a) Subject to any limitations set forth under~~ To the maximum extent permitted by Maryland law ~~or in paragraph (b) or (c) below, no~~in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (~~i~~a) any individual who is a present or former ~~Director~~director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity~~,~~ or (~~iI~~b) any individual who, while a ~~Director~~director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, ~~partner~~trustee, member, manager or ~~trustee~~partner of another corporation, real estate investment trust, ~~partnership,~~ limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity~~or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation~~. The rights to indemnification and advance of expenses provided ~~to a Director or officer hereby~~by the Charter shall vest immediately upon election of ~~such Director~~a director or officer. The Corporation may, with the approval of the Board of Directors ~~or any duly authorized committee thereof~~, provide such indemnification and advance ~~for~~of expenses to ~~a Person~~an individual who served a predecessor of the Corporation in any of the capacities described in (~~i~~a) or (~~ii~~b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. ~~The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal~~The indemnification and payment or reimbursement of expenses provided in this Section 10.3 shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~
~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~
~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~
~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~
~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~
~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~
~~Section 12.4    Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.~~
Section 10.4~~Section 12.5~~Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.
ARTICLE XI~~ARTICLE XIII~~
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of Capital Stock. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII and Article XIV hereof and this Article XIII (or any other amendment of the Charter that would have~~

~~the effect of amending such sections)~~. However, any amendment to Section 7.6 hereof or to this sentence of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.
~~ARTICLE XIV~~
~~ROLL-UP TRANSACTIONS~~
~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~
~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~
~~(b) one of the following:~~
~~(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~
~~(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets.~~
~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~
~~(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;~~
~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~
~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~
~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.~~
~~ARTICLE XV~~
~~DURATION~~
~~The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MCGL.~~
THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.
FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH: The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its [_____] and attested to by its [_____] on this [_____] day of [__________], 2019.
ATTEST:    COLE CREDIT PROPERTY TRUST IV, INC.
(SEAL)

_____________________________        ____________________________________
Name:                        Name:
Title: Secretary                    Title: President

CIM

COLE CREDIT PROPERTY TRUST IV, INC.
C/O BROADRIDGE FINANCIAL SOLUTIONS
P.O. BOX 1337
BRENTWOOD, NY 11717-4627

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COLE CREDIT PROPERTY TRUST IV, INC.

Nominees:	For	Against	Abstain
1a. Richard S. Ressler	☐	☐	☐
1b. T. Patrick Duncan	☐	☐	☐
1c. Alicia K. Harrison	☐	☐	☐
1d. Lawrence S. Jones	☐	☐	☐
1e. W. Brian Kretzmer	☐	☐	☐
1f. Avraham Shemesh	☐	☐	☐

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